UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2022

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2022, Healthcare Triangle, Inc. (“Healthcare Triangle” or the “Company”) received a letter from Mr. Jeffrey S. Mathiesen, Mr. John Leo and Ms. April Bjornstad pursuant to which they resigned as members of the Board of Directors of the Company (“Board”), effective on that date (the “Resignation Letters”). The Company accepted Mr. Mathiesen’s, Mr. Leo’s and Ms. Bjornstad’s resignations upon receipt of the Resignation Letters. At the time of his resignation, Mr. Mathiesen was a member the Audit Committee, of which he was the Chairman, and the Compensation Committee of the Board. At the time of his resignation, Mr. Leo was a member the Nominating and Corporate Governance Committee, of which he was the Chairman, the Audit Committee and the Compensation Committee of the Board. At the time of her resignation, Ms. Bjornstad was a member the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

In their Resignation Letters, each of Mr. Mathiesen, Mr. Leo and Ms. Bjornstad stated that their resignations were not due to any disagreement with Company’s operations, policies or practices.

A copy of Mr. Mathiesen’s Resignation Letter is attached hereto as Exhibit 17.1, a copy of Ms. Bjornstad’s Resignation Letter is attached hereto as Exhibit 17.2 and a copy of Mr. Leo’s Resignation Letter is attached hereto as Exhibit 17.3. The description of the contents of the Resignation Letters contained in this Form 8-K is qualified in its entirety by reference to the full text of the Resignation Letters.

Item 8.01 Other Events

On December 19, 2022, the Company became aware that the Securities and Exchange Board of India (“SEBI”), the country’s federal securities regulator, had issued an order dated December 16, 2022 (“Order”) that: (i) restrained SecureKloud Technologies Ltd. (“SecureKloud”) and Mr. Suresh Venkatachari (“Mr. Venkatachari”), from accessing the Indian securities market in any manner whatsoever, and further prohibited him from buying, selling or otherwise dealing in securities, directly or indirectly, in any manner, whatsoever, for a period of three years; (ii) prohibited Mr. Venkatachari from being associated with the securities market in any manner whatsoever, including as a director or “Key Managerial Personnel” (as defined in section 2(51) of the Indian Companies Act 2013) in a listed company or an intermediary registered with SEBI, for a period of one year; (iii) imposed a penalty on Mr. Venkatachari of 30,000,000 rupees (equal to approximately $361,597.47 at an exchange rate of one United States dollar to 82.9652 Indian rupees as of December 22, 2022); and (iv) imposed a penalty on SecureKloud of 40,000,000 rupees (or approximately $481,884.98). The Order will come into effect on January 16, 2023.

The SEBI’s investigation originated from the report to the Indian Ministry of Corporate Affairs by, and the resignation of, Deloitte, Haskins & Sells as SecureKloud’s statutory auditors in 2019, who alleged irregularities in the financial statements, inconsistencies in the company’s revenue recognition policies with the applicable international financial reporting standards, and the existence and non-disclosure of related party transactions.

The Order resulted from an interim order-cum-show cause notice dated August 4, 2022 from the SEBI against SecureKloud and three other persons (Mr. Venkatachari and two individuals who are not directors, officers or employees of Healthcare Triangle). SecureKloud is a public listed company in India and the shares of SecureKloud are listed on the Bombay Stock Exchange and on the National Stock Exchange of India Ltd. SecureKloud is also the owner of 64.6% of the outstanding shares of Healthcare Triangle. Mr. Venkatachari owns 42.1% of SecureKloud’s voting equity securities and is that company’s Chief Executive Officer.

The imposition of the prohibitions and financial penalties resulted from a finding by the SEBI that SecureKloud and/or Mr. Venkatachari: (i) manipulated SecureKloud’s books of accounts or financial statements by, among other things, overstating revenues and receivables, expenses and payables, and fixed assets and consultancy charges; (ii) siphoned funds amounting to 38,300,000 rupees (approximately $461,530) from the company; and (iii) violations of related party disclosures, false quarterly disclosures and false submissions to the SEBI, and non-cooperation of SecureKloud in the investigation.

Mr. Venkatachari has informed the Board of Directors of Healthcare Triangle that he believes that the Order is wholly without merit and has, through his attorneys in India, appealed the ruling to the Securities Appellant Tribunal of the Ministry of Finance. Mr. Venkatachari further believes that he will succeed in having the Order overturned and negated.

In no instance was any allegation or finding by the SEBI related to Mr. Venkatachari’s role as the Chairman of the Board and Chief Executive Officer of Healthcare Triangle, nor is Healthcare Triangle the subject or target of the SEBI’s investigation or Order.

Consequently, at a meeting of the Board of Directors of Healthcare Triangle, Inc. on December 23, 2022, the Board unanimously voted to suspend Mr. Venkatachari from his roles as the Company’s Chairman of the Board and Chief Executive Officer effective immediately and until further notice. Senior management of the Company will assume Mr. Venkatachari’s duties during his suspension until an interim Chief Executive Officer can be appointed.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Resignation Letter from Jeffrey S. Mathiesen dated December 23, 2022.
17.2	Resignation Letter from April Bjornstad dated December 23, 2022.
17.3	Resignation Letter from John Leo dated December 23, 2022.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: December 23, 2022	By: /s/ Thyagarajan R
Name: Thyagarajan R
Title: Chief Financial Officer

3